SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                         Date of Report: January 8, 1999


                          EUROPEAN MICRO HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



         NEVADA                     0-23949                  65-0803752
(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)



6073 N.W. 167TH STREET, UNIT C-25, MIAMI, FLORIDA               33015
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (305) 825-2458

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On November 10, 1998, European Micro Holdings, Inc. (the "Company") announced that its wholly-owned subsidiary, European Micro plc, had completed its acquisition of all of the outstanding capital stock of Sunbelt (UK) Limited, a company registered in England and Wales ("Sunbelt"). In the Form 8-K ("Form 8-K") filed with the Securities and Exchange Commission on November 10, 1998, the Company stated its intention to provide the financial information of Sunbelt required by Item 7 of Form 8-K in an amendment to be filed within sixty days of the Form 8-K. Subsequent to the filing of the Form 8-K, the Company determined that it will not be required to file the financial information required by Item 7 of Form 8-K because Sunbelt is not a "significant" business under Rule 11-01(b) of Regulation S-X. As a result, the Company hereby amends Form 8-K to delete any reference that the Company intends to provide the financial information of Sunbelt pursuant to Item 7 thereof.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EUROPEAN MICRO HOLDINGS, INC.



Date:  January 8, 1999                 By: /s/ John B. Gallagher
                                          ------------------------
                                       Name:  John B. Gallagher
                                       Its: Co-President and Co-Chairman